EXHIBIT 99.1

FOR IMMEDIATE RELEASE

COMPRESSCO PARTNERS, L.P.
DECLARES INCREASED FOURTH QUARTER 2013 CASH DISTRIBUTION
AND SCHEDULES FOURTH QUARTER 2013 RESULTS CONFERENCE CALL

Oklahoma City, Oklahoma (January 21, 2014) - Compressco Partners, L.P. (NASDAQ: GSJK) announced today that the board of directors of its general partner has declared a cash distribution attributable to the quarter ended December 31, 2013 of $0.4375 per outstanding unit, or $1.75 per outstanding unit on an annualized basis. This amount is an increase of $0.0075 per outstanding unit over the previous distribution of $0.43, and an increase of $0.0175 per outstanding unit over the distribution of $0.42 ($1.68 on an annualized basis) attributable to the fourth quarter of 2012. This cash distribution will be paid on February 14, 2014 to all unitholders of record as of the close of the business on January 31, 2014.

In addition, Compressco Partners expects to release its fourth quarter 2013 earnings results on Thursday, February 27, 2014 and will host a conference call at 10:30 a.m. Eastern Time on that day to discuss the earnings results. The phone number for the call is 877/870-4263. The conference will also be available by live audio webcast and may be accessed through Compressco Partners’ website at www.compressco.com. The earnings press release will be available on Compressco Partners’ website prior to the conference call. A replay of the call will be available at 877/344-7529, conference number 10039730, for one week following the conference, and the archived webcast will be available through Compressco Partners’ website for thirty days following the conference.

Compressco Partners is a provider of compression-based production enhancement services, which are used in both conventional wellhead compression applications and unconventional compression applications, and in certain circumstances, well monitoring and sand separation services. Compressco Partners provides services to a broad base of natural gas and oil exploration and production companies operating throughout many of the onshore producing regions of the United States. Internationally, Compressco Partners has significant operations in Mexico and Canada and a growing presence in certain countries in South America, Eastern Europe, and the Asia-Pacific region. Compressco Partners is managed by Compressco Partners GP Inc., which is an indirect, wholly owned subsidiary of TETRA Technologies, Inc. (NYSE: TTI).

Forward Looking Statements

This press release includes certain statements that are deemed to be forward-looking statements. Generally, the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “projects,” “anticipate,” “believe,” “assume,” “could,” “should,” “plans,” “targets” or similar expressions that convey the uncertainty of future events, activities, expectations or outcomes identify forward-looking statements. These forward-looking statements include statements concerning expected results of operations for 2013, anticipated activities by our customers, financial guidance, estimated distributable cash, estimated earnings, earnings per unit, and statements regarding Compressco Partners’ beliefs, expectations, plans, goals, future events and performance, and other statements that are not purely historical. These forward-looking statements are based on certain assumptions and analyses made by Compressco Partners in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of Compressco Partners. Investors are cautioned that any such statements are not guarantees of future performances or results and that actual results or developments may differ materially from those projected in the forward-looking statements. Some of the factors that could affect actual results are described in Compressco Partners’ Annual Report on Form 10-K for the year ended December 31, 2012, as well as other risks identified from time to time in its reports on Form 10-Q and Form 8-K filed with the U.S. Securities and Exchange Commission. Compressco Partners undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

This press release serves as qualified notice to nominees as provided for under Treasury Regulation Section 1.1446-4(b)(4) and (d). Compressco Partners’ distributions to foreign investors are subject to federal tax withholding at the highest applicable effective tax rate. Nominees are treated as withholding agents responsible for withholding distributions received by them on behalf of foreign investors.

Contact:
Compressco Partners, L.P., Oklahoma City, Oklahoma
Ronald J. Foster, 405/677-0221
Fax: 405/619-9244
www.compressco.com